UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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ISORAY, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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January 14, 2008

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of IsoRay, Inc. (the “Company”) to be held at 3000 George Washington Way, Auditorium Room, Richland, Washington 99354 at 10:00 a.m. local time on Wednesday, February 20, 2008.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company, and its subsidiary, IsoRay Medical, Inc. Directors and officers of the Company, and representatives of the Company’s auditor, will be present to respond to appropriate questions from shareholders.

Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2007 is contained in the enclosed Annual Report to Shareholders.

Your vote is important. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Roger E. Girard
Roger E. Girard
President, CEO and Chairman of the Board

Enclosure

350 Hills Street, Suite 106
Richland, WA 99354
www.isoray.com

ISORAY, INC.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TIME	10:00 a.m., Pacific Standard Time, on Wednesday, February 20, 2008.

PLACE	3000 George Washington Way, Auditorium Room, Richland, Washington 99354

ITEMS OF BUSINESS	1.	To elect six directors to hold office until the 2009 Annual Meeting of Shareholders;

2.	To consider and vote upon a proposal to approve the Company’s 2008 Employee Stock Option Plan;

3.	To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2008; and

4.	To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on December 31, 2007.

VOTING BY PROXY	If you cannot attend the Annual Meeting, you may vote your shares by completing and promptly returning the enclosed proxy card in the envelope provided.

ANNUAL REPORT	IsoRay, Inc.’s June 30, 2007 Annual Report on Form 10-KSB, which is not part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors,

/s/ David J. Swanberg

David J. Swanberg
Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about January 16, 2008.

ISORAY, INC.
350 Hills Street, Suite 104
Richland, Washington 99354
____________________

PROXY STATEMENT
Annual Meeting of Shareholders
February 20, 2008

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of IsoRay, Inc. of proxies to be voted at the Company’s 2008 Annual Meeting of Shareholders to be held on February 20, 2008 (the “Annual Meeting”), and at any adjournment of the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who may vote at the Annual Meeting?

The Board has set December 31, 2007, as the record date for the Annual Meeting. If you were the owner of Company common or preferred stock at the close of business on December 31, 2007, you may vote at the Annual Meeting. You are entitled to one vote for each share of common or preferred stock you held on the record date.

What proposals will be voted on at the Annual Meeting?

Three proposals are scheduled to be voted on at the Annual Meeting. The first is the election of six directors to hold office until the 2009 Annual Meeting of Shareholders. The second is the approval of the proposal adopting the 2008 Employee Stock Option Plan. The third is the ratification of the appointment by the Audit Committee of DeCoria, Maichel & Teague, P.S. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

How many votes are required to approve the proposal?

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock and preferred stock voting together as one class is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes “for” or “against” and abstentions (including instructions to withhold authority to vote). As of December 31, 2007, there were 23,090,200 shares of common stock and 59,065 shares of preferred stock outstanding.

In voting with regard to the proposal to elect directors (“Proposal 1”), you may vote in favor of all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Minnesota law and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Minnesota law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

In voting with regard to the proposal to adopt the 2008 Employee Stock Option Plan (“Proposal 2”) and the proposal to ratify the Audit Committee’s appointment of the independent registered public accounting firm (“Proposal 3”), you may vote in favor of either proposal, vote against either proposal or abstain from voting. The vote required to approve each proposal is governed by Minnesota law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore will have the same legal effect as voting against each proposal.

You may either vote “FOR” or “AGAINST” Proposals 2 and 3, and “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each proposal and all director nominees.

Under the rules of the New York and American Stock Exchanges (the “Exchanges”) that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchanges. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting, but are not considered as votes cast in determining the outcome of any proposal. We believe that Proposals 1, 2 and 3 are discretionary.

As of December 31, 2007, our directors and executive officers held or controlled approximately 1,025,335 shares of our common stock, constituting approximately 4.4% of the outstanding common stock. As of December 31, 2007, our directors and executive officers did not hold or control any shares of our preferred stock. We believe that these holders will vote all of their shares of common stock in favor of each of the proposals.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the proposals and director nominees.

Can my shares be voted on matters other than those described in this Proxy Statement?

Yes. We have not received proper notice of, and are not aware of, any business to be transacted at the meeting other than as indicated in this Proxy Statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

How do I vote my shares without attending the Annual Meeting?

For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. If you are a shareholder of record, you may vote by granting a proxy. To vote by proxy, you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity. To be valid, your proxy card must be received by the Company prior to the start of the Annual Meeting.

How do I vote my shares in person at the Annual Meeting?

If you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

May shareholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of shareholders’ questions of general interest at the end of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, you may later change your vote and revoke your proxy card by:

•	Sending a written statement to that effect to the Secretary of the Company on or before February 20, 2008;

•	Submitting a properly signed proxy card with a later date; or

•	Voting in person at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

Our Board currently consists of seven members. The Board, on the recommendation of the Nominations Committee, has nominated the following six existing members of the Board for re-election to the Board at the 2008 Annual Meeting: Roger E. Girard, David J. Swanberg, Dwight Babcock, Robert Kauffman, Thomas LaVoy and Albert Smith. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the 2009 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board, upon the recommendation of the Nominations Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors or fill the position.

The Board unanimously recommends that the shareholders vote “FOR” Proposal No. 1 to elect Roger E. Girard, David J. Swanberg, Dwight Babcock, Robert Kauffman, Thomas LaVoy and Albert Smith as directors for a one year term expiring at the 2009 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Directors

Set forth below is certain information as of December 31, 2007 regarding our current directors and nominees for director, including biographical information for all nominees for director.

Each of our existing directors took office in July 2005, except for Mr. Babcock and Mr. Smith, who took office on March 31, 2006.

Name	Age	Position Held	Term

Roger Girard	64	Chairman, President, CEO, Nominee for Director	Annual
David Swanberg	51	Executive Vice President - Operations and Corporate Secretary, Director, Nominee for Director	Annual
Dwight Babcock	60	Director, Nominee for Director	Annual
Stephen Boatwright	44	Director	Annual
Robert Kauffman	67	Director, Nominee for Director	Annual
Thomas LaVoy	48	Director, Nominee for Director	Annual
Albert Smith	64	Director, Nominee for Director	Annual

Roger Girard - In addition to serving as President, Chairman and CEO for the Company, Mr. Girard is also the CEO, President and Chairman of the Board of Directors of IsoRay Medical, Inc., and has served in these positions since the formation of IsoRay Medical, Inc. Mr. Girard was CEO and Chairman of IsoRay's predecessor company from August of 2003 until October 1, 2004. Mr. Girard has been actively involved in the management and the development of the management team at IsoRay, and his experienced leadership has helped drive IsoRay's development to date. From June 1998 until August of 2003, Mr. Girard served as President of Strategic Financial Services, a business consulting company based in Seattle, Washington designed to help wealthy individuals and companies with strategic planning and financial strategy. Strategic Financial Services previously provided its services to another medical device company. Mr. Girard served as its sole employee. Mr. Girard also served as the managing partner for the Northwest office of Capital Consortium, another business consulting company based in Seattle, during this time. Capital Consortium employed four people and analyzed business market potential for start-ups and early stage companies. Mr. Girard has knowledge, experience and connections to private, institutional and public sources of capital and is experienced in managing and designing capital structures for business organizations as well as organizing and managing the manufacturing process, distribution, sales, and marketing, based on his 35 years of experience.

David Swanberg - Mr. Swanberg has more than 22 years experience in engineering and materials science, nuclear waste and chemical processing, aerospace materials and processes, and environmental technology development and environmental compliance. Beginning in November 1995 and until January 2004, Mr. Swanberg was employed full time as Sr. Chemical/Environmental Engineer for Science Applications International Corporation working on a variety of projects including nuclear waste research and development. Mr. Swanberg joined IsoRay's predecessor company in March of 1999 on a part-time basis and has held management positions in the IsoRay companies since 2000. Mr. Swanberg began full-time employment with IsoRay in February 2004. He has been instrumental in development of IsoRay's initial product, the Cs-131 brachytherapy seed, including interfaces with technical, regulatory, and quality assurance requirements. With IsoRay and its predecessor companies, he has managed the development and production of radioactive seeds to support testing to meet NRC and FDA requirements, provided technical guidance for characterization of the IsoRay seed to meet AAPM Task Group 43 protocols, and coordinated production and testing of non-radioactive seeds to conform to ISO standards for brachytherapy devices. He is President of the Nuclear Medicine Research Council. He holds an MS in Chemical Engineering, is a licensed Chemical Engineer, and a certified Level II Radiation Worker.

Dwight Babcock - Mr. Babcock has served as Chairman and Chief Executive Officer of Apex Data Systems, Inc. an information technology company, since 1975. Apex Data Systems automates the administration and claims adjudication needs of insurance companies both nationally and internationally. Mr. Babcock was formerly President and CEO of Babcock Insurance Corporation (BIC) from 1974 until 1985. BIC was a nationally recognized third party administrator operating within 35 states. Mr. Babcock has knowledge and experience in the equity arena and has participated in various activities within the venture capital, private and institutional capital markets. Mr. Babcock studied marketing and economics at the University of Arizona where he currently serves on the University of Arizona Astronomy Board.

Stephen Boatwright - Mr. Boatwright has been a member of Keller Rohrback, PLC in Phoenix, Arizona since 2005. From 1997 through 2005, Mr. Boatwright was a partner at Gammage & Burnham, PLC, also in Phoenix, Arizona. Throughout his career, he has provided legal counsel to both private and public companies in many diverse industries. In recent years, Mr. Boatwright’s legal practice has focused on representing technology, biotechnology, life science and medical device companies for their securities, corporate and intellectual property licensing needs. Mr. Boatwright earned both a J.D. and an M.B.A. from the University of Texas at Austin, and holds a B.A. in Philosophy from Wheaton College.

Robert Kauffman - Mr. Kauffman has served as Chief Executive Officer and Chairman of the Board of Alanco Technologies, Inc. (NASDAQ: ALAN), an Arizona-based information technology company, since July 1, 1998. Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.). Photocomm was the nation’s largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million. Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company. Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

Thomas LaVoy - Mr. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc. since July 1997 and as Secretary since March 1998. SuperShuttle is one of the largest providers of shuttle services in major cities throughout the West and Southwest regions of the United States. He has also served as a director of Alanco Technologies, Inc. (NASDAQ: ALAN) since 1998. Since October 2007, Mr. LaVoy has also served as Deputy Chief Financial Officer (on demand) for Veloia Transportation, Inc. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

Albert Smith - Mr. Smith was the co-founder of and served as Vice Chairman of CSI Leasing, Inc., a private computer leasing company from 1972 until March 2005. He founded Extreme Video, LLC a private video conferencing company in Scottsdale, Arizona in December 2005 where he presently serves as CEO and President. Mr. Smith presently serves as a director for the Center for Arizona Policy (Scottsdale) and Doulos Ministries (Denver). Mr. Smith has extensive experience in marketing and sales having managed a national sales force of over fifty people while at CSI Leasing, Inc. Mr. Smith holds a BS in Business Administration from Ferris State College.

Board Committees and Annual Meetings

During the year ended June 30, 2007, the Board held eight regular meetings. The Board has an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance, and oversees the Company’s financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company’s compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board. The Audit Committee Charter was attached as Appendix A to the Proxy Statement relating to the Annual Meeting held in February 2007. The current members of the Audit Committee are Mr. LaVoy (Chairman), Mr. Kauffman and Mr. Babcock. The Board has determined that Mr. LaVoy and Mr. Kauffman are “audit committee financial experts” as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Commitee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee are

“independent” as independence is defined in Section 121(A) of the listing standards of the American Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Mr. Babcock (Chairman) and Mr. Smith, each of whom are “independent” directors within the meaning of SEC rules and AMEX listing standards. The Committee operates under a charter approved by the Board. The Committee’s charter is attached as Appendix 2 to this Proxy Statement.

The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company’s Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's equity incentive plans. The Compensation Committee, among other things, reviews and recommends to the Board employees to whom awards will be made under the Company’s equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. Although the Committee’s charter authorizes the committee to retain an independent consultant, no third party compensation consultant was engaged for fiscal year 2007.  The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for the other executive officers.

Nominations Committee. The Nominations and Corporate Governance Committee consists of four directors who have all been determined to be “independent” as defined by applicable SEC rules and AMEX listing standards. All Directors except Mr. Girard, Mr. Swanberg and Mr. Boatwright currently serve on the Nominations and Corporate Governance Committee and Mr. Smith serves as its Chairman. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of shareholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties; and evaluates specific qualifications for members serving as audit committee financial experts. The Committee’s charter as approved by the Board was attached as Appendix B to the Proxy Statement relating to the Annual Meeting held in February 2007.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. Each committee charter is posted on the IsoRay website.

Each Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member.

The following table summarizes the membership of the Board and each of its committees, as well as the number of times each committee met during the fiscal year ended June 30, 2007.

	Board	Audit	Compensation	Nominations
Dwight Babcock	Member	Member	Chair	Member
Stephen R. Boatwright	Member
Roger E. Girard	Chair
Robert Kauffman	Member	Member		Member
Thomas LaVoy	Member	Chair		Member
Albert Smith	Member		Member	Chair
David J. Swanberg	Member
Number of Meetings Held in Fiscal 2007	8	3	4	1

Report of the Audit Committee of the Board of Directors

      The Audit Committee consists of three outside directors, each of whom is determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable AMEX listing standards. The Committee operates under a written charter adopted by the Board. Committee members include independent directors Thomas LaVoy (Chair), Robert Kauffman and Dwight Babcock. Both Mr. LaVoy and Mr. Kauffman have each been determined to be qualified as an Audit Committee financial expert as defined in Item 401 of Regulation S-B.

      The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; oversee, review and appraise the audit activities of the Company’s independent auditors and internal auditing function, maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met three times during the 2007 fiscal year.

      The Company’s independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company’s independent auditor, and to assure the independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties, and has determined that such amounts were sufficient in 2007.

      With respect to the fiscal year ended June 30, 2007, in addition to its other work, the Committee:

•	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2007 and the year then ended;

•
Discussed with DeCoria, Maichel & Teague, P.S. the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent auditor during its examination of the Company’s financial statements; and

•
Received from DeCoria, Maichel & Teague, P.S. written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, discussed with the auditors the firm’s independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007 for filing with the SEC.

Dated: January 14, 2008	AUDIT COMMITTEE
Thomas LaVoy, Chair
Robert Kauffman
Dwight Babcock

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company’s Articles of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from shareholders, provided that such nominations are received by the Company’s Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year’s proxy statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) providing a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider shareholder nominations for the Board when properly submitted in accordance with the Company’s Articles of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, shareholders and management, as well as those identified by a third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by shareholders in the same manner that it evaluates other candidates. The Committee’s evaluations will be based upon several criteria, including the candidate’s broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgement. Candidates should have reputations, both personal and professional, consistent with the Company’s image and reputation.

At a minimum, the majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Board deems appropriate, a professional search firm. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Committee will then meet to discuss and consider these candidates’ qualifications and then choose a candidate to recommend by majority vote.

(1)
In fiscal year 2007, each non-employee director received cash compensation of $1,000 per meeting attended. Beginning in fiscal year 2008, each non-employee director will receive cash compensation of $3,000 per month, except for Mr. Boatwright who will receive $1,000 per month. In addition, each non-employee director will receive $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended.

(2)
This represents the value determined in accordance with FAS 123R for the option grant of August 15, 2006. Each non-employee director also received a grant of 50,000 options with an exercise price of $4.14 per share on June 1, 2007. After a discussion of director compensation with the entire Board, each Board member elected to cancel their June 1, 2007 option grant on July 25, 2007 in exchange for the additional cash compensation discussed in (1) above. Under FAS 123R, these options were valued at $128,500 per director. The value of these options has been included in the table above and in the financial statements as they were fully vested on the day of grant.

(3)
Each director had stock options to purchase 200,000 shares of the Company’s common stock outstanding as of June 30, 2007 including the June 1, 2007 grant (for 50,000 shares per director) that was subsequently cancelled on July 25, 2007.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics. The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2006, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to this same report. The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at http://www.isoray.com/ethicsForCeo.htm. Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-B promulgated by the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s common stock and preferred stock as of December 31, 2007 for (a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common or preferred stock of the Company, (b) each executive officer, director and nominee for director of the Company, and (c) directors and executive officers of the Company as a group. As of December 31, 2007, the Company had 23,090,200 shares of common stock and 59,065 shares of preferred stock outstanding.

(1)
Percentage ownership is based on 23,090,200 shares of common stock outstanding on December 31, 2007. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days after December 31, 2007 are deemed outstanding for computing the percentage ownership of the person or group holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or group.

(2)	Mr. Swanberg’s options include 13,333 options granted to his spouse.
(3)	Mr. Babcock’s common shares owned include 2,695 shares owned by his spouse.
(4)	Mr. Boatwright’s common shares owned are held by an entity controlled by Mr. Boatwright.

(1)	Percentage ownership is based on 59,065 shares of preferred stock outstanding on December 31, 2007.
(2)	The address of Ms. Sidibe is 229 Lasiandra Ct, Richland, WA 99352.
(3)	The address of the William and Karen Thompson Trust is 285 Dondero Way, San Jose, CA 95119.
(4)	The address of Jamie Granger is 53709 South Nine Canyon Road, Kennewick, WA 99337.
(5)	The address of the Hostetler Living Trust is 9257 NE 175th Street, Bothell, WA 98011.
(6)	The address of Leslie Fernandez is 2615 Scottsdale Place, Richland, WA 99352.

No officers or directors beneficially own shares of preferred stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that IsoRay’s executive officers, directors and 10% shareholders timely complied with their filing requirements during the year ended June 30, 2007 except as follows: David Swanberg (two Form 4s). We believe all of these forms have been filed as of the date of this Proxy Statement.

Executive Officers

Set forth below is certain information as of December 31, 2007 regarding our current executive officers, including biographical information for our executive officers.

Each of our existing executive officers took office in July 2005, except for Mr. Hunt, who took office on September 7, 2006, and Ms. Woods, who took office on July 5, 2006. Our Board appoints our officers, and their terms of office are at the discretion of the Board, except to the extent governed by an employment contract.

Name	Age	Position Held
Roger Girard	64	Chairman, President, CEO
Jonathan Hunt	40	Chief Financial Officer - Treasurer
David Swanberg	51	Executive Vice President - Operations and Corporate Secretary, Director
Lori Woods	45	Vice President

Roger Girard - In addition to serving as President, Chairman and CEO for the Company, Mr. Girard is also the CEO, President and Chairman of the Board of Directors of IsoRay Medical, Inc., and has served in these positions since the formation of IsoRay Medical, Inc. Mr. Girard was CEO and Chairman of IsoRay's predecessor company from August of 2003 until October 1, 2004. Mr. Girard has been actively involved in the management and the development of the management team at IsoRay, and his experienced leadership has helped drive IsoRay's development to date. From June 1998 until August of 2003, Mr. Girard served as President of Strategic Financial Services, a business consulting company based in Seattle, Washington designed to help wealthy individuals and companies with strategic planning and financial strategy. Strategic Financial Services previously provided its services to another medical device company. Mr. Girard served as its sole employee. Mr. Girard also served as the managing partner for the Northwest office of Capital Consortium, another business consulting company based in Seattle, during this time. Capital Consortium employed four people and analyzed business market potential for start-ups and early stage companies. Mr. Girard has knowledge, experience and connections to private, institutional and public sources of capital and is experienced in managing and designing capital structures for business organizations as well as organizing and managing the manufacturing process, distribution, sales, and marketing, based on his 35 years of experience.

Jonathan Hunt - Mr. Hunt has over 15 years of finance and accounting experience, including financial reporting, SEC knowledge, and operational analysis. Before joining IsoRay, he was employed by Hypercom Corporation, a global provider of electronic payment solutions and manufacturer of credit card terminals, serving as its Assistant Corporate Controller from 2005 to 2006. His finance background also includes serving as both a Manager and Director of Financial Reporting and a Director of Operational Planning and Analysis for Circle K Corporation and its affiliates from 2000 to 2005 and working for PricewaterhouseCoopers LLP from 1992 to 1999 where his last position held was Business Assurance Manager. Mr. Hunt holds Masters of Accountancy and Bachelor of Science degrees from Brigham Young University and is a Certified Public Accountant.

David Swanberg - Mr. Swanberg has more than 22 years experience in engineering and materials science, nuclear waste and chemical processing, aerospace materials and processes, and environmental technology development and environmental compliance. Beginning in November 1995 and until January 2004, Mr. Swanberg was employed full time as Sr. Chemical/Environmental Engineer for Science Applications International Corporation working on a variety of projects including nuclear waste research and development. Mr. Swanberg joined IsoRay's predecessor company in March of 1999 on a part-time basis and has held management positions in the IsoRay companies since 2000. Mr. Swanberg began full-time employment with IsoRay in February 2004. He has been instrumental in development of IsoRay's initial product, the Cs-131 brachytherapy seed, including interfaces with technical, regulatory, and quality assurance requirements. With IsoRay and its predecessor companies, he has managed the development and production of radioactive seeds to support testing to meet NRC and FDA requirements, provided technical guidance for characterization of the IsoRay seed to meet AAPM Task Group 43 protocols, and coordinated production and testing of non-radioactive seeds to conform to ISO standards for brachytherapy devices. He is President of the Nuclear Medicine Research Council. He holds an MS in Chemical Engineering, is a licensed Chemical Engineer, and a certified Level II Radiation Worker.

Lori Woods - Ms. Woods joined the Company in July 2006 and has over 20 years experience in medical device technology and healthcare services. Ms. Woods served as the CEO of Pro-Qura, a medical services company focusing on brachytherapy quality assurance and education, from 2002 until joining the Company. During her tenure at Pro-Qura, Ms. Woods developed its business strategy, expanded its business portfolio in quality assurance beyond prostate brachytherapy into other areas of cancer, and increased funding by 50%. Prior to this, she served as the Vice President of Sales at ATI Medical in 2002, Vice President of Sales - West and Vice President of Marketing and Business Development for Imagyn Medical Technologies from 2000 to 2002, Director of Business Development for Seattle Prostate Institute from 1998 to 2000, and Regional Vice President and Regional Manager of Interdent from 1994 to 1998. Ms. Woods holds a Bachelor of Science degree in Business Administration - Marketing from Loma Linda University.

Significant Employees

Certain significant employees of our subsidiary, IsoRay Medical, Inc., and their respective ages as of December 31, 2007 are set forth in the table below. Also provided is a brief description of the experience of each significant employee during the past five years.

Name	Age	Position Held and Tenure
Fredric Swindler	59	VP, Regulatory Affairs and Quality Assurance
Lane Bray	79	Chemist
Oleg Egorov	37	Director of Research and Development

Fredric Swindler - Mr. Swindler joined the Company in October 2006 and has over 30 years experience in manufacturing and regulatory compliance. Mr. Swindler served as VP, Quality Assurance and Regulatory Affairs for Medisystems Corporation, a manufacturer and distributor of medical devices, from 1994 until joining the Company. During his tenure at Medisystems Corporation, Mr. Swindler developed a quality system to accommodate vertically integrated manufacturing, developed regulatory strategies, policies and procedures, and submitted nine pre-market notifications (510(k)) to the FDA. Prior to this, Mr. Swindler held various positions with Marquest Medical Products from 1989 to 1994, Sherwood Medical Products from 1978 to 1989, Oak Park Pharmaceuticals in 1978, and Mead Johnson & Company from 1969 to 1978. Mr. Swindler holds a Bachelor of Science degree in Biomedical Engineering from Rose Hulman Institute of Technology and a Masters of Business Administration from the University of Evansville.

Lane Bray - Mr. Bray is known nationally and internationally as a technical expert in separations, recovery, and purification of isotopes and is a noted authority in the use of cesium and strontium ion exchange for Department of Energy’s West Valley and Hanford nuclear waste cleanup efforts. In 2000, Mr. Bray received the “Radiation Science and Technology” award from the American Nuclear Society. Mr. Bray has authored or co-authored over 110 research publications, 12 articles for 9 technical books, and holds 24 U.S. and foreign patents. Mr. Bray patented the USDOE/PNNL process for purifying medical grade Yttrium-90 that was successfully commercialized in 1999. Mr. Bray also recently invented and patented the proprietary isotope separation and purification process that is assigned to IsoRay. Mr. Bray was elected “Tri-Citian of the Year” in 1988, nominated for “Engineer of the Year” by the American Nuclear Society in 1995, and was elected “Chemist of the Year for 1997” by the American Chemical Society, Eastern Washington Section. Mr. Bray retired from the Pacific Northwest National Laboratory in 1998. Since retiring in 1998, Mr. Bray worked part time for PNNL on special projects until devoting all of his efforts to IsoRay in 2004. Mr. Bray has been a Washington State Legislator, a Richland City Councilman, and a Mayor of Richland. Mr. Bray has a B.A. in Chemistry from Lake Forest College.

Oleg Egorov - Dr. Egorov is recognized nationally and internationally for his work in radiochemistry, radioanalytical chemistry, analytical chemistry and instrumentation. Prior to joining IsoRay in December of 2005 as Director of Radiochemical Development and then Director of Research and Development, Dr. Egorov worked from May 1998 as a Senior Research Scientist at the Pacific Northwest National Laboratory (PNNL). Prior to that time, he served the Environmental Molecular Sciences Laboratory at PNNL as a Graduate Research Fellow from August 1994 to May 1998 and as a Graduate Research Assistant to the University of Washington’s Center for Process Analytical Chemistry from September 1992 to August 1993. Former positions included a tenure as a Research Engineer at the Department of Radiochemistry at the Moscow State University, Moscow, Russia, between September 1998 to August 1992, and Field Chemist at the Institute of Volcanology, at the Russian Academy of Science at Petropavlovsk-Kamchatsky, Russia, during the summers of 1989 and 1990, concurrent to studies that led to his acquisition of a Master of Science in Radiochemistry from Moscow State University. During his tenure at PNNL, Dr. Egorov led world-class basic and applied R&D programs directed at new chemistries and instrumentation for automated production of short-lived medical isotopes for the treatment of cancer, automated process monitoring, radionuclide sensors for groundwater monitoring, and laboratory automation. Dr. Egorov pioneered the application of flow-based techniques for automating radiochemical analyses of nuclear wastes, renewable surface sensing and separations, and equilibration-based radionuclide sensing. He has authored/co-authored numerous peer-reviewed publications in these areas, including several book chapters. Dr. Egorov holds four U.S./international patents, three of which have been licensed to industry. Dr. Egorov has been a recipient of numerous outstanding performance and key contributor awards. In 2003, Dr. Egorov was nominated for the American Chemical Society Arthur F. Findeis Award for Achievements by a Young Analytical Scientist. In 2004, Dr. Egorov was a recipient of a Federal Laboratory Consortium Award for Excellence in Technology Transfer for “Alpha Particle Immunotherapy for Treating Leukemia and Solid-Tumor Metastases”. Dr. Egorov holds a M.S. in Radiochemistry from Moscow State University, Moscow, Russia; and a M.S. in Environmental and Analytical Chemistry and a Ph.D. in Analytical Chemistry from the University of Washington.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers are set by the Compensation Committee of the Board.

(1)
Amounts represent the FAS 123R valuation for the fiscal year ended June 30, 2007 and 2006, respectively. All such options were awarded under one of the Company’s stock option plans. All options awarded (with the exception of Mr. Swanberg’s and Mr. Dunlop’s fiscal year 2006 stock option grants that were immediately vested on the grant date) vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. All options were granted at the fair market value of the Company’s stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements to value the options.

(2)
Mr. Girard and Mr. Swanberg were granted 150,000 and 100,000 options, respectively, on June 1, 2007. These options have an exercise price of $4.14 and vest over 3 years. On July 25, 2007, the Board discussed the issue of director compensation and each director (including Mr. Girard and Mr. Swanberg) elected to cancel 50,000 of their options from the June 1, 2007 grant. After the cancellation, Mr. Girard and Mr. Swanberg had 100,000 and 50,000 options, respectively, from the June 1, 2007 grant. The terms of these options were not changed as part of the cancellation. Under FAS 123R, the value of the cancelled options to Mr. Girard and Mr. Swanberg were $128,500 each. The value of these options has been included in the table above.

(3)	The value of Mr. Swanberg’s options includes $7,728 relating to options granted to his wife who is also an employee of the Company.
(4)	Ms. Woods became an employee of the Company on July 5, 2006.
(5)
Mr. Hunt became an employee of the Company on May 1, 2006. The Company reimbursed Mr. Hunt for certain of his relocation costs and this amount is included in the “All other compensation” column for fiscal year 2007.

(6)
Mr. Dunlop left the Company in September 2006. As part of his employment agreement, Mr. Dunlop was entitled to a severance payment of $288,000 and this amount is included in the “All other compensation” column.

Mr. Girard and Ms. Woods have employment contracts with the Company. Mr. Swanberg had an employment agreement with the Company’s subsidiary that expired on September 1, 2007. The Company and Mr. Swanberg are negotiating terms for a new employment agreement as of the date of this Proxy Statement.

Mr. Girard’s employment agreement is dated October 6, 2005 and expires on October 6, 2009. The agreement will be automatically extended at the end of the fourth year for one year on each anniversary date unless the agreement is modified at least 90 days prior to the anniversary date. Effective July 1, 2006, the agreement calls for an annual salary of $300,000 with increases as determined by the Compensation Committee of the Board and a bonus plan as determined by the Board. Under the terms of the agreement, if Mr. Girard is terminated without cause or he terminates his employment for good reason then he is entitled to receive his continued salary and benefits for a one year period. Good reason is defined in the agreement to mean a reduction of salary or benefits, a change in Mr. Girard’s title, position, authority, or responsibilities, or any breach by the Company of this agreement. In the event of disability, Mr. Girard is entitled to his continued salary and benefits for a one year period. The agreement also includes certain restrictive covenants that prohibit Mr. Girard from providing services to a competing business for the period of this agreement plus one year.

Mr. Swanberg’s employment agreement was with IsoRay Medical, Inc. and was dated September 1, 2004. The agreement had a term of three years and expired on September 1, 2007. Mr. Swanberg was paid $50,000 under this agreement as a bonus.

Ms. Woods’ employment agreement dated February 14, 2007 is for an initial term of two years but will be automatically extended for an additional year on each anniversary date unless terminated in accordance with the provisions of the agreement. The agreement entitles Ms. Woods to a salary of at least $160,000 with increases as determined by the Compensation Committee of the Board and annual bonus payments under a bonus plan as established by the Compensation Committee. In the event that Ms. Woods is terminated without cause, becomes disabled, or terminates her employment for good reason, she will be entitled to her salary and benefits for the remaining term of the agreement or 18 months, whichever is shorter. Good reason is defined in the agreement to mean a reduction of salary or benefits, a change in Ms. Woods’ title, position, authority, or responsibilities, causing Ms. Woods to relocate, or any breach by the Company of this agreement. If Ms. Woods is terminated within one year of a change of control then she shall be entitled to her salary and benefits for the remaining term of the agreement or 18 months, whichever is longer, in addition to a one-time payment equal to her most recently received bonus. In the event of Ms. Woods’ termination without cause or termination within one year of a change of control, all of her unvested stock options shall immediately vest in full and shall be exercisable as provided in the applicable stock option plan. The agreement also includes certain restrictive covenants that prohibit Ms. Woods from providing services to a competing business for the period of this agreement plus one year.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards				
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Roger Girard, Chief Executive Officer (Principal Executive Officer)	513,840	-	-	1.19	8/1/2015
	-	100,000 (1)	-	3.11	8/15/2016
	-	150,000 (2)	-	4.14	6/1/2017
David Swanberg, Executive Vice President - Operations	150,000	-	-	1.00	8/18/2015
	-	50,000 (1)	-	3.11	8/15/2016
	-	100,000 (2)	-	4.14	6/1/2017
Lori Woods, Vice President	-	50,000 (3)	-	3.50	7/5/2016
	-	50,000 (4)	-	3.10	10/17/2016
	-	15,000 (5)	-	4.40	3/2/2017
	-	20,000 (6)	-	4.14	6/1/2017
Jonathan Hunt, Chief Financial Officer	10,000	20,000 (7)	-	5.50	5/1/2016
	-	50,000 (4)	-	3.10	10/17/2016
	-	15,000 (5)	-	4.40	3/2/2017
	-	20,000 (6)	-	4.14	6/1/2017
Michael Dunlop, former Chief Financial Officer	-	-	-	-	-

(1)
Represents the August 15, 2006 grant, one-third of which became exercisable on August 15, 2007, one-third of which will become exercisable on August 15, 2008, and the final third will become exercisable on August 15, 2009.

(2)
Mr. Girard and Mr. Swanberg were granted 150,000 and 100,000 options, respectively, on June 1, 2007. These options have an exercise price of $4.14 and vest over 3 years. On July 25, 2007, the Board discussed the issue of director compensation and each director (including Mr. Girard and Mr. Swanberg) elected to cancel 50,000 of their options from the June 1, 2007 grant. After the cancellation, Mr. Girard and Mr. Swanberg had 100,000 and 50,000 options, respectively, from the June 1, 2007 grant. The terms of these options was not changed as part of the cancellation. These cancelled options have been included in the table above as they were outstanding on June 30, 2007.

(3)
Represents a July 5, 2006 grant, one-third of which became exercisable on July 1, 2007, one-third of which will become exercisable on July 1, 2008, and the final third will become exercisable on July 1, 2009.

(4)
Represents the October 17, 2006 grant, one-third of which will become exercisable on October 17, 2007, one-third of which will become exercisable on October 17, 2008, and the final third will become exercisable on October 17, 2009.

(5)
Represents the March 2, 2007 grant, one-third of which will become exercisable on March 2, 2008, one-third of which will become exercisable on March 2, 2009, and the final third will become exercisable on March 2, 2010.

(6)
Represents the June 1, 2007 grant, one-third of which will become exercisable on June 1, 2008, one-third of which will become exercisable on June 1, 2009, and the final third will become exercisable on June 1, 2010.

(7)	Represents the final two-thirds vesting of a May 1, 2006 grant, half of which will become exercisable on May 1, 2008 and the other half will become exercisable on May 1, 2009.

The Company has a 401(k) plan that commenced in fiscal year 2007. The 401(k) plan covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

EQUITY COMPENSATION PLAN INFORMATION

On May 27, 2005, the Company adopted the 2005 Stock Option Plan (the “Option Plan”) and the 2005 Employee Stock Option Plan (the “Employee Plan”), pursuant to which it may grant equity awards to eligible persons. On August 15, 2006, the Company adopted the 2006 Director Stock Option Plan (the “Director Plan”) pursuant to which it may grant equity awards to eligible persons. Each of the Plans has subsequently been amended. The Option Plan allows the Board to grant options to purchase up to 1,800,000 shares of common stock to directors, officers, key employees and service providers of the Company, and the Employee Plan allows the Board to grant options to purchase up to 2,000,000 shares of common stock to officers and key employees of the Company. The Director Plan allows the Board to grant options to purchase up to 1,000,000 shares of common stock to directors of the Company. Options granted under all of the Plans have a ten year maximum term, an exercise price equal to at least the fair market value of the Company’s common stock (based on the trading price on the American Stock Exchange or the OTC Bulletin Board) on the date of the grant, and with varying vesting periods as determined by the Board.

As of June 30, 2007, the following options had been granted under the option plans:

Plan Category	Number of securities to be issued on exercise of outstanding options, warrants and rights #	Weighted-average exercise price of outstanding options, warrants, and rights $	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	N/A	N/A	N/A
Equity compensation plans not approved by shareholders	3,683,439	$2.86	259,778
Total	3,683,439	$2.86	259,778

TRANSACTIONS WITH MANAGEMENT AND OTHERS

IsoRay Medical, Inc.’s patent rights to its Cs-131 process were acquired from Lane Bray, a shareholder and employee of the Company, and are subject to a 1% royalty on gross profits and certain contractual restrictions. Pursuant to the royalty agreement, the Company must also pay a royalty of 2% of Gross Sales, as defined, for any sub-assignments of the aforesaid patented process to any third parties. The royalty agreement will remain in force until the expiration of the patents on the assigned technology, unless earlier terminated in accordance with the terms of the underlying agreement. During fiscal year 2007, the

Company achieved its first gross margin and began making quarterly payments to Mr. Bray as outlined in the royalty agreement. The Company recorded royalty expense of $2,161 for fiscal year 2007 related to these payments.

On January 16, 2005, in addition to certain other shareholders, the following current and former officers and directors of the Company were awarded shares of common stock for guaranteeing a loan with the Benton Franklin Economic Development District (“BFEDD”) in the amount of $230,000, which was funded in December 2004, and a line of credit with Columbia River Bank in the amount of $395,000: Michael Dunlop guaranteed $15,000 of the BFEDD loan and $30,000 of the Columbia River Bank line of credit, for which he received 12,888 post-merger shares; Roger Girard guaranteed $20,000 of the BFEDD loan, for which he received 5,728 post-merger shares; John Hrobsky guaranteed $15,000 of the Columbia River Bank line of credit, for which he received 4,296 post merger shares; and David Swanberg guaranteed $30,000 of the Columbia River Bank line of credit, for which he received 8,592 post-merger shares. During fiscal year 2006, certain original guarantors, including John Hrobsky, declined to continue guaranteeing the loans and forfeited the shares which had been granted to them. Due to this the following officers agreed to increase the amount of their guarantees as follows: Michael Dunlop guaranteed an additional $5,000 of the Columbia River Bank line of credit, for which he received an additional 1,432 common shares; and Roger Girard guaranteed an additional $105,000 of the Columbia River Bank line of credit, for which he received an additional 30,072 common shares.

Mr. Stephen Boatwright, a Company director, has been actively involved in providing various legal services to the Company and IsoRay Medical, Inc. through the law firm of Keller Rohrback, PLC. During the fiscal years ended June 30, 2007 and 2006, the Company paid Keller Rohrback, PLC approximately $459,000 and $390,000, respectively, for legal services. In addition, the Company had accrued at June 30, 2007 approximately $18,000 in legal fees to be paid.

With the September 2007 failure of HAEFIC to renew the undrawn portion of the Company’s loan, the personal guarantees entered into by various individuals, including Roger Girard and David Swanberg, now cover only the minimal amount still due on the loan, and as a result, the Board has decided that no shares will be issued to the guarantors.

On May 27, 2005, the Company, Century Park Transitory Subsidiary, Inc., a Delaware corporation, Thomas Scallen and Anthony Silverman (shareholders of the Company), and IsoRay Medical, Inc., a Delaware corporation, entered into a Merger Agreement. Pursuant to the Merger Agreement, Century Park Transitory Subsidiary, Inc. was merged with and into IsoRay Medical, Inc. and IsoRay Medical, Inc. became a wholly-owned subsidiary of the Company. The Merger Agreement was subject to the satisfaction of certain conditions, including the granting of certain "piggy-back" and demand registration rights to the purchasers of certain convertible debentures of IsoRay Medical, Inc., Anthony Silverman and certain other affiliates of the Company; the agreements of the officers and directors of IsoRay Medical, Inc. to lock-up the shares of common stock of the Company they received in the merger for a period of one year from the closing of the merger; the agreements of Thomas Scallen and Anthony Silverman to escrow certain shares of common stock of the Company; and the receipt by IsoRay Medical, Inc. from Anthony Silverman or his associates of one million dollars as the purchase price of certain securities of IsoRay Medical, Inc. before the closing. These conditions were satisfied prior to the closing of the merger, which occurred on July 28, 2005.

Patent and Know-How Royalty License Agreement

Effective August 1, 1998, Pacific Management Associates Corporation transferred its entire right, title and interest in an exclusive license agreement with Donald Lawrence to IsoRay, LLC (a predecessor company) in exchange for a membership interest. The terms of the license agreement require the payment of a royalty based on the “Net Factory Sales Price”, as defined in the agreement, of licensed product sales. Because the licensor’s patent application was ultimately abandoned, only a 1% “know-how” royalty based on Net Factory Sales Price, as defined, remains applicable. To date, management believes that there have been no product sales incorporating the “know-how” and that therefore no royalty is due pursuant to the terms of the agreement. Management believes that ultimately no royalties should be paid under this agreement as there is no intent to use this “know-how” in the future.

The licensor of the Lawrence “know-how” has disputed management’s contention that it is not using this “know-how”. On September 25, 2007 and again on October 31, 2007, the Company participated in nonbinding mediation and no settlement was reached with the Lawrence Family Trust. The parties have agreed to extend negotiations of a mutually agreeable settlement through January 15, 2008. If no settlement is reached, the parties may demand binding arbitration.

Director Independence

Using the standards of the American Stock Exchange, the Company's Board has determined that Mr. Babcock, Mr. Kauffman, Mr. LaVoy, and Mr. Smith each qualify under such standards as an independent director. Mr. Kauffman and Mr. LaVoy each meet the American Stock Exchange listing standards for independence both as a director and as a member of the Audit Committee, and Mr. Babcock and Mr. Smith each meet the American Stock Exchange listing standards for independence both as a director and as a member of the Compensation Committee. No other directors are independent under these standards. The Company did not consider any relationship or transaction between itself and these independent directors not already disclosed in this report in making this determination.

Vote Required for Election

The six persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

PROPOSAL 2 - APPROVE THE COMPANY'S 2008 EMPLOYEE STOCK OPTION PLAN

On January 8, 2008, the Board unanimously adopted, subject to shareholder approval, the Company’s 2008 Employee Stock Option Plan. The purpose of the 2008 Employee Stock Option Plan is to encourage selected employees, consultants and advisors to improve operations and increase profits of the Company and to accept or continue employment or association with the Company or its affiliates, to increase the interest of such persons in the Company’s welfare through participation in the growth in value of the Company’s common stock, and to enable the Company to attract and retain top-quality employees, officers and consultants and provide them with an incentive to enhance shareholder return. Up to 2,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2008 Employee Stock Plan. The full text of the 2008 Employee Stock Option Plan appears as Appendix 1 to this Proxy Statement and the description of the 2008 Employee Stock Option Plan herein is qualified in its entirety by reference to the text of the Plan.

           The closing sales price of the Company’s common stock as reported on the American Stock Exchange on January 8, 2008 was $2.21.

           Approval of the proposal adopting the 2008 Employee Stock Option Plan requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2008 Employee Stock Option Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board believes adoption of the 2008 Employee Stock Plan is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the 2008 Employee Stock Plan.

Description of the 2008 Employee Stock Option Plan

The 2008 Employee Stock Option Plan provides for the grant of options to selected employees, consultants and advisers of the Company to purchase up to an aggregate of 2,000,000 shares of common stock. At present, there are approximately 72 persons eligible to participate in the 2008 Employee Stock Option Plan. The 2008 Employee Stock Option Plan will be administered by the Board or a committee of the Board. The administrator will have complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2008 Employee Stock Option Plan. Options granted under the 2008 Employee Stock Option Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options, and will be designated as such.

The exercise price of options granted under the 2008 Employee Stock Option Plan may be not less than the fair market value of the Company’s common stock on the date of grant. Fair market value will be determined as provided in the 2008 Employee Stock Option Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Code and the regulations thereunder. The exercise price of options intended to be incentive stock options must be 110% of fair market value if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company voting securities.

In accordance with the rules under the Code for incentive stock options, the 2008 Employee Stock Option Plan provides that incentive stock options granted to any particular employee under the 2008 Employee Stock Option Plan or any other incentive option plan adopted by the Company may not “vest” for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to one optionee would vest for more than $100,000, then the exercisability of such incentive stock option will be deferred to the extent necessary to satisfy the $100,000 limit. This restriction does not apply to non-qualified options, which may be granted without regard to any limitation on the amount of common stock for which the option may “vest” in any calendar year.

In general, upon termination of employment of an optionee (except for cause), all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of six months (one year in the case of termination by reason of death or disability) following termination of employment.

Options may not be exercised more than ten years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2008 Employee Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. The exercise price under any option may be paid in cash or shares of common stock already owned, as may be determined by the administrator. Under the 2008 Employee Stock Option Plan, shares subject to canceled or terminated options are available for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events. The 2008 Employee Stock Option Plan is effective for ten years, unless sooner terminated or suspended.

The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform to the 2008 Employee Stock Option Plan and options granted hereunder to the requirements of federal or other tax laws relating to such stock options. No amendment, alteration, suspension or discontinuance will require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable. However, no amendment will, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) promulgated under the Exchange Act or any successor rule thereto.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of non-qualified stock options and incentive stock options granted under the 2008 Employee Stock Option Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2008 Employee Stock Option Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options and/or non-qualified stock options are made under the 2008 Employee Stock Option Plan.

Non-Qualified Options - An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon exercise of such an option, the optionee generally recognizes ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the option price for such shares. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the amount recognized as ordinary income upon exercise of the option, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.

No tax deduction is available to the Company upon either the grant of a non-qualified stock option or the sale of stock acquired pursuant to the exercise of such option. Subject to the limits on deductibility of employee remuneration under Section 162(m) of the Code, the Company will generally be entitled to a tax deduction at the time the non-qualified stock option is exercised in an amount equal to the amount of ordinary income recognized by the optionee upon the exercise of the option. Non-qualified stock options granted to executive officers under the 2008 Employee Stock Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company should be entitled to a tax deduction in the amount of ordinary income recognized by such officers upon the exercise of the options. However, no tax authority or court has ruled on the applicability of Section 162(m) to the 2008 Employee Stock Option Plan. The Company retains the right to grant options under the 2008 Employee Stock Option Plan in accordance with the terms of the 2008 Employee Stock Option Plan regardless of whether the Internal Revenue Service or a court having final jurisdiction with respect to the matter ultimately determines that the non-qualified stock options granted to executive officers are not deductible under Section 162(m) of the Code.

Incentive Stock Options - Upon the grant or exercise of an incentive stock option, the grantee thereof will not recognize any income for regular federal income tax purposes. If a grantee exercises an incentive stock option and retains the shares received for at least two years after the date of grant of such option and at least one year from the date of the option exercise, any gain realized upon the subsequent sale of the shares will be characterized as long term capital gain. If a grantee disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the date of exercise of such option, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the grantee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long or short-term capital gain, depending on the length of time the optionee has held the stock from the date of exercise.

The exercise of an incentive stock option may subject a grantee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price of the shares is included in income for purposes of the alternative minimum tax, even though it is not included in taxable income for purposes of determining the regular tax liability of a grantee. Consequently, a grantee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. As the application of the alternative minimum tax is complex and depends on each person’s individual tax situation, a grantee should consult his or her own tax advisor in order to determine whether the exercise of an incentive stock option will subject the grantee to the alternative minimum tax.

In general, there will be no federal income tax deduction allowed to the Company upon the grant, exercise, or termination of an incentive stock option, or upon the sale of shares acquired pursuant to the exercise of an incentive stock option. However, in the event of a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by a grantee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Both non-qualified stock options and incentive stock options granted pursuant to the 2008 Employee Stock Option Plan are intended to be exempt from Section 409A of the Code. The final Treasury Regulations under Section 409A, issued in April 2007, exclude from the provisions of that section (i) any stock options that are incentive stock options under Section 422 of the Code, and (ii) any non-qualified stock options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the grant date. The 2008 Employee Stock Option Plan contains definitions of “fair market value” and “grant date” that are consistent with those set forth in the Treasury Regulations. As a result, both non-qualified stock options and incentive stock options granted pursuant to the 2008 Employee Stock Option Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

PROPOSAL 3 - RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of DeCoria, Maichel & Teague, P.S. to serve as our independent registered public accounting firm for the year ending June 30, 2008, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting. If our shareholders do not ratify the re-appointment of DeCoria, Maichel & Teague, P.S., the Audit Committee will reconsider the appointment.

Representatives of DeCoria, Maichel & Teague, P.S. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant, DeCoria, Maichel & Teague, P.S. and to its previous principal accountant, S. W. Hatfield, CPA:

	Year ended June 30, 2007	Year ended June 30, 2006

1. Audit fees(1)	$41,016	$72,292
2. Audit-related fees	1,800	1,150
3. Tax fees	4,250	2,750
4. All other fees	—	—
Totals	$47,066	$76,192

(1)	Fees for the year ended June 30, 2006 were as follows: $49,125 paid to DeCoria, Maichel & Teague, P.S. and $23,167 paid to S. W. Hatfield, CPA.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, DeCoria, Maichel & Teague, P.S. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by DeCoria, Maichel & Teague, P.S. described above were approved by our Audit Committee.

The Company’s principal accountant, DeCoria, Maichel & Teague P.S., did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

The Board engaged DeCoria, Maichel & Teague, P.S., then the independent auditor for the Company's wholly-owned subsidiary, to be its new independent auditor effective November 15, 2005, which was also the effective date of S.W. Hatfield, CPA’s dismissal as the Company’s certifying accountant by the Board.

Except for an expression of doubt about our ability to continue as a going concern, S.W. Hatfield, CPA's audit reports on the Company’s financial statements as of June 30, 2005 and September 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended June 30, 2005 and September 30, 2004, and through November 15, 2005 there were no disagreements with S.W. Hatfield, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of S.W. Hatfield, CPA would have caused it to make a reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

During the Company’s two fiscal years ended June 30, 2005 and September 30, 2004, and through November 15, 2005, the Company did not consult DeCoria, Maichel & Teague, P.S. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events listed in Item 304(a)(2) of Regulation S-B. However, IsoRay Medical, Inc., the Company's wholly-owned subsidiary, has consulted with DeCoria, Maichel & Teague, P.S., its independent auditor, during these time periods solely in connection with IsoRay Medical, Inc.'s financial statements.

The Board unanimously recommends that the shareholders vote “FOR” Proposal No. 3 to ratify the re-appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company.

OTHER INFORMATION

Shareholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

David J. Swanberg, Corporate Secretary
IsoRay, Inc.
350 Hills St., Suite 106
Richland, WA 99354

The Corporate Secretary will acknowledge the receipt of the communication; inform the shareholder concerning the distribution of that communication; and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder’s request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company’s annual meetings of shareholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. All of the current directors attended the fiscal 2007 annual meeting of the Company’s shareholders.

Expenses of Solicitation

The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common and preferred stock as of the Record Date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the enclosed proxy card will help to avoid additional expense. Proxies and ballots will be received and tabulated by Computershare Trust Company, the Company’s transfer agent and the inspector of elections for the Annual Meeting.

Shareholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company's proxy materials for the 2009 Annual Meeting of Shareholders, any shareholder proposal to take action at such annual meeting must be received at the Company's executive offices at 350 Hills St., Richland, Washington 99354 no later than November 20, 2008. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the annual meeting must state the shareholder's name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

•
The name, address, and biography of the candidate, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

•	The name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
With respect to common stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the 2009 Annual Meeting of Shareholders, a director candidate nomination must be received by the Secretary by November 20, 2008.

Shareholder proposals submitted for consideration at the 2009 annual meeting but not submitted for inclusion in the Company’s fiscal 2008 proxy statement, including shareholder nominations for candidates for election as directors, generally must be received by the Company at its executive offices on or prior to November 20, 2008 in order to be considered timely under SEC rules and the Company’s Bylaws. However, if the date of the 2009 annual meeting is a date that is not within 30 days before or after the anniversary date of the 2008 Annual Meeting, notice by the shareholder of a proposal must be received no later than the close of business on the 10th calendar day after the first public announcement of the date of such annual meeting. A public announcement includes disclosure in (1) a document filed by the Company with the SEC, (2) a mailed notice of the 2009 annual meeting, and (3) a press release reported by a national news service. Under applicable rules of the SEC, the Company’s management may vote proxies in their discretion regarding these proposals if (1) the Company does not receive notice of the proposal on or prior to November 20, 2008, or (2) the Company receives written notice of the proposal on or prior to November 20, 2008, describes the proposal in the Company’s proxy statement relating to the 2009 annual meeting and states how the management proxies intend to vote with respect to such proposal.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1. If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 350 Indiana Street, 8th Floor, Golden, Colorado 80401 (Attn: IsoRay, Inc. Representative) or calling (303) 262-0710.

2. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

MISCELLANEOUS

The Company’s June 30, 2007 Annual Report on Form 10-KSB is being sent to shareholders of record as of December 31, 2007, together with this Proxy Statement.

The Company will furnish to shareholders without charge a copy of its Form 10-KSB for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to IsoRay, Inc., 350 Hills St., Suite 104, Richland, WA 99354. Reports, proxy statements and other information filed by the Company are also available on the internet at the SEC’s World Wide Web site at http://www.sec.gov.

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

/s/ David J. Swanberg

David J. Swanberg
Secretary

Appendix 1

ISORAY, INC.
2008 EMPLOYEE STOCK OPTION PLAN

1.    Purpose Of Plan.

(a)    General Purpose. The purpose of the IsoRay, Inc. 2008 Employee Stock Option Plan ("Plan") is to further the interests of IsoRay, Inc., a Minnesota corporation (the "Corporation"), and its subsidiaries (i) by providing an incentive based form of compensation to the officers, key employees, consultants and service providers of the Corporation and of its subsidiaries, and (ii) by encouraging such persons to invest in shares of the Corporation's Common Stock, thereby acquiring a proprietary interest in its business and the business of its subsidiaries and an increased personal interest in its continued success and progress.

(b)    Tax Treatment. The Corporation shall have no liability to any optionee hereunder with respect to the tax treatment of any option granted and in effect under the Plan. However, the Plan is designed to be exempt from Section 409A ("Code Section 409A") of the Internal Revenue Code of 1986, as amended (the "Code").

2.    Stock And Maximum Number Of Shares Subject To Plan.

(a)    Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon exercise of options granted under the Plan are shares of the Corporation's Common Stock, $.001 par value, which may be either unissued or treasury shares, as the Corporation's Board of Directors (the "Board") may from time to time determine. Subject to adjustment as provided in Section 7, the aggregate number of shares of Common Stock covered by the Plan and issuable upon exercise of all options granted hereunder shall be 2,000,000 shares, which shares shall be reserved for use upon the exercise of options to be granted from time to time.

(b)    Restoration of Unpurchased Shares. If an option expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares subject to, but not issued under such option shall again be available for other options thereafter granted.

3.    Administration; Amendments.

(a)    Administration. The Plan shall be administered by the Board or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto, and Section 162(m)

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of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Corporation as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b)    Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the Fair Market Value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted (each, a "Grantee"), and the number of shares subject to each option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall vest and be exercisable; (viii) with the consent of the Grantee, to modify, amend, terminate or replace any option; (ix) to defer (with the consent of the Grantee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Corporation any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Corporation as it deems proper.

(c)    All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

(d)    Exercise Price. Upon the grant of any option, the Administrator shall specify the exercise price for the shares issuable upon exercise of options granted, which exercise price shall in no event be less than 100% of the Fair Market Value per share on the date such option is granted. Non-qualified options granted under this Plan shall not be discounted; accordingly they are intended to be exempt from Code Section 409A.

(e)    Fair Market Value. The Fair Market Value of a share of Common Stock on any particular day shall be determined as follows:

(i)    If the Common Stock is readily tradable on an established securities market, its Fair Market Value shall be determined, in accordance with regulations under Code Section 409A, by any of the following methods selected and consistently followed by the Administrator from time to time: (i) the last sale before or the first sale after the grant; (ii) the closing price on the trading day before or the trading day of the grant; (iii) the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant; or (iv) any other reasonable method using actual transactions in the Common Stock as reported by such market.

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(ii)    If the Common Stock is not readily tradable on an established securities market, its Fair Market Value shall be determined in good faith by the Administrator by a reasonable application of a reasonable valuation method, taking into consideration all relevant factors as provided in regulations under Code Section 409A, or the Administrator may consistently apply, from time to time, one of the valuation methods presumed to be reasonable as set forth in said regulations.

(d)    Option Grant Date. Except in the case of advance approvals described in Section 4(a), the date of grant of an option under this Plan shall be the date as of which the Administrator approves the grant with respect to at least the following determinable features: the identity of the Grantee, type of grant, number of shares, exercise price, vesting schedule and expiration date. For this purpose, the default provisions of the Plan shall be deemed incorporated into any grant to the extent that other terms are not specified for the grant.

(e)    Interpretation. The interpretation and construction by the Administrator of the terms and provisions of this Plan and of the agreements governing options and rights granted under the Plan shall be final and conclusive. No member of the Administrator shall be liable for any action taken or determination made in good faith.

(f)    Amendments to Plan. The Administrator may, without action on the part of the shareholders of the Corporation, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem proper and in the best interests of the Corporation; provided that the Administrator may not, without consent of the Grantee, take any action which disqualifies any option granted under the Plan as an incentive stock option for treatment as such or which adversely affects or impairs the rights of a Grantee of any option outstanding under the Plan.

(g)    Termination of the Plan. This Plan may be abandoned, suspended, or terminated at any time by the Administrator; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any options then outstanding under this Plan.

4.    Participants; Duration Of Plan.

(a)    Eligibility and Participation. Options may be granted in the total amount for the period as allocated by the Administrator as provided in Section 4(b) below only to persons who at the time of grant are key employees of, consultants to, or service providers to the Corporation or its subsidiaries or others who qualify under the general purpose of the Plan stated above in Section 1. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant. The Administrator may approve the grant of options under this Plan to persons who are expected to become employees or consultants of the Corporation, but are not employees or consultants at the date of

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approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator. However, no such options approved in anticipation of hire by the Corporation shall be exercisable or validly existing and in effect before the actual date of hire. If an incentive stock option is granted in anticipation of employment as provided above, the option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for options granted on that date.

(b)    Allotment. The Administrator shall determine the aggregate number of shares of Common Stock which may be optioned from time to time but the Administrator shall have sole authority to determine the number of shares and the recipient thereof to be optioned at any time. The Administrator shall not be required to grant all options allocated by the Administrator for any given period if it determines, in its sole and exclusive judgment, that such grant is not in the best interests of the Corporation. The grant of an option to any person shall neither entitle such individual to, nor disqualify such individual from, participation in any other grant of options under the Plan.

(c)    Duration of Plan. The term of the Plan, unless previously terminated by the Board, is ten years or until January 8, 2018. No option shall be granted under the Plan unless granted within ten years after the adoption of the Plan by the Board, but options outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

(d)    Approval of Shareholders. If the Administrator issues any incentive stock options, solely for the purposes of compliance with the Code provisions pertaining to incentive stock options, the Plan shall be submitted to the shareholders of the Corporation for their approval at a regular meeting to be held within twelve months after adoption of the Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting at the meeting. If the shareholders decline to approve the Plan at such meeting or if the Plan is not approved by the shareholders within twelve months after its adoption by the Board, no incentive stock options may be issued under the Plan but all options granted under the Plan shall remain in full force and effect regardless of shareholder approval and the Plan may be used for future nonincentive stock option issuances. If shareholders fail to approve the Plan, all previously issued incentive stock options shall be automatically converted to non-qualified stock options.

5.    Terms And Conditions Of Options.

(a)    Individual Agreements. Options granted under the Plan shall be evidenced by agreements in such form as the Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 5.

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(b)    Required Provisions. Each agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the option, (iii) the time at which the option becomes exercisable, (iv) the scheduled expiration date of the option, (v) the vesting period(s) for such options, (vi) the timing and conditions of issuance of any stock option exercise, and (vii) whether the option is an incentive or non-qualified stock option.

(c)    Period. No option granted under the Plan shall be exercisable for a period in excess of ten years from the date of its grant. All options granted shall be subject to earlier termination in the event of termination of employment, retirement or death of the Grantee as provided in Section 6 or as otherwise set forth in the agreement granting the option. Unless otherwise provided in the agreement granting the stock option itself, an option may be exercised in full or in part at any time or from time to time during the term thereof, or provide for its exercise in stated installments at stated times during such term.

(d)    No Fractional Shares. Options shall be granted and exercisable only for whole shares; no fractional shares will be issuable upon exercise of any option granted under the Plan.

(e)    Method of Exercising Option. Options shall be exercised by written notice to the Corporation, addressed to the Corporation at its principal place of business. Such notice shall state the election to exercise the option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the option. Such notice shall be accompanied by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by bank cashier's check, or if required by the terms of the option itself, by allocating compensation due to the Grantee by the Corporation or by any of its subsidiaries to the Corporation as payment for the exercise price. In lieu of cash, if permitted by the option itself, such payment may be made in whole or in part with shares of the same class of stock as are then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise. In such case, prior to the acceptance of such shares, the Grantee shall supply the Administrator with written representations and warranties, including without limitation a representation and warranty that the Grantee has good and marketable title to such shares free and clear of liens and encumbrances. Alternatively, if permitted by the option itself, the Grantee may, in lieu of using previously outstanding shares therefore, use some of the shares as to which the option is then being exercised. The Corporation shall deliver a certificate or certificates representing the option shares to the purchaser as soon as practicable after payment for those shares has been received. If an option is exercised by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the option. All shares that are purchased and paid for in full upon the exercise of an option shall be fully paid and non-assessable. In any case, no option shall be exercisable until a written stock option agreement in form satisfactory to the Corporation is executed by the Corporation and the Grantee. No

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option shares shall be issued until full payment therefor has been made, and until any tax withholding obligations have been satisfied in a manner acceptable to the Corporation.

(f)    No Rights of a Shareholder. A Grantee shall have no rights as a shareholder with respect to shares covered by an option. No adjustment will be made for dividends with respect to an option for which the record date is prior to the date a stock certificate is issued upon exercise of an option. Upon exercise of an option, the holder of the shares of Common Stock so received shall have all rights of a shareholder of the Corporation as of the date of issuance.

(g)    Effect of Plan on Employment Status. The fact that the Administrator has granted an option to a Grantee under this Plan shall not confer on such Grantee any right to employment or continuation of services with the Corporation or to a position as an officer or an employee of the Corporation, nor shall it limit the right of the Corporation to remove such Grantee from any position held by the Grantee or to terminate the Grantee 's employment at any time.

(h)    Compliance with Law. No shares of Corporation Common Stock shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been completed.

(i)    Other Provisions. The option agreements may contain such other provisions as the Administrator deems necessary to effectuate the sense and purpose of the Plan, including covenants on the Grantee's part not to compete and remedies to the Corporation in the event of the breach of any such covenant.

(j)    Incentive Stock Options. Some one or more of the options granted under the Plan may be intended to qualify as an "incentive stock option" as defined in Section 422 of the Code, and any grant of such an option shall clearly specify that such option is intended to so qualify and shall include such provisions and conditions as are necessary to qualify the option as an "incentive stock option" within the meaning of Section 422 of the Code. If no such specification is made, an option granted hereunder shall not be intended to qualify as an "incentive stock option." The employees eligible to be considered for the grant of incentive stock options hereunder are any persons regularly employed by the Corporation in a managerial capacity on a full-time, salaried basis. Options granted under this Plan which are designated as incentive stock options shall be subject to the following terms and conditions:

(i)    Exercise Price.

(1)    Except as set forth in Section 5(j)(i)(2), the exercise price of an incentive stock option shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the Fair Market Value (determined in accordance with Section 3(e)) of the stock covered by the option at the time the option is granted.

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(2)    The exercise price of an incentive stock option granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or of any subsidiary (a "Ten Percent Shareholder") shall in no event be less than 110% of the Fair Market Value (determined in accordance with Section 3(e)) of the stock covered by the option at the time the option is granted.

(ii)    Disqualifying Dispositions. If stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Administrator in writing of the date and terms of the disposition and shall provide such other information regarding the option as the Administrator may reasonably require.

(iii)    Vesting. Notwithstanding any other provision of this Plan, incentive stock options granted for any particular Grantee under all incentive stock option plans of the Corporation and its subsidiaries may not "vest" for more than $100,000 in Fair Market Value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such incentive stock options taken together would vest to a greater extent than the foregoing vesting limit in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring (only to the extent necessary to satisfy the $100,000 limit) the exercisability of those incentive stock options or portions of incentive stock options which have the highest per share exercise prices. The incentive stock options or portions of incentive stock options whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of incentive stock options. In no event, however, will the operation of this Section 5(j)(iii) cause an incentive stock option to vest before its terms or, having vested, cease to be vested. To the extent that any portion of an incentive stock option cannot be deferred to any later calendar year, then the portion of such incentive stock option that exceeds the foregoing annual vesting limit for the last calendar year in which any portion of that incentive stock option is permitted to vest as an incentive stock option, shall be converted and treated thereafter as a non-qualified stock option under the Plan and the Grantee shall be notified of that conversion.

(iv)    Term. Notwithstanding Section 5(c), no incentive stock option granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

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6.    Termination Of Employment; Assignability; Death.

(a)    Termination of Employment. Except as otherwise set forth in this Section 6 and except with respect to options granted to consultants and service providers, the termination of which will be determined by the agreement with such consultant or service provider or by the Administrator, if any Grantee ceases to be an employee of the Corporation or of any subsidiary of the Corporation, other than for death, disability or discharge for cause, such holder (or successors or transferees) may, within six months after the date of termination, but in no event after the stated expiration date, purchase some or all of the shares with respect to which such Grantee was entitled to exercise such option, on the date such employment relationship terminated and the option shall thereafter be void for all purposes provided, however, that if such exercise of the option would result in liability for the Grantee under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then such six-month period automatically shall be extended until the tenth day following the last date upon which Grantee has any liability under Section 16(b) (but in no event after the stated expiration date). Any termination of an agreement pursuant to which services are rendered to the Corporation or of any subsidiary of the Corporation by any party who is a Grantee, without a renewal of that agreement or entry into a similar successor agreement, may be treated as a termination of the employment of the Grantee. A Grantee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Corporation, for as long as the period of any such leave does not exceed 90 days or, if longer, the duration of the Grantee's right to reemployment by the Corporation or any subsidiary as guaranteed either contractually or by statute.

(b)    Assignability. Options granted under the Plan and the privileges conferred thereby shall not be assignable or transferable, unless the Administrator provides otherwise. If an assignment or transfer is permitted by the Administrator, options shall be exercisable by such assignee or transferee as set forth in this Section 6.

(c)    Disability. If the employment of the Grantee is terminated due to permanent and total disability as defined in Section 22(e)(3) of the Code, the Grantee (or permitted transferee of the Grantee) may exercise the options, in whole or in part, to the extent they were exercisable on the date when the Grantee's employment terminated, at any time prior to the expiration date of the options or within one year of the date of termination of employment, whichever is earlier.

(d)    Discharge for Cause. If the employment of the Grantee with the Corporation or any of its subsidiaries is terminated due to discharge for cause, the options shall terminate upon receipt by the Grantee of notice of such termination or the effective date of the termination, whichever is earlier. Discharge for cause shall include discharge for personal dishonesty, willful misconduct in performance of duties, failure, impairment or inability to perform required duties, breach of fiduciary duty or conviction of any felony or crime of moral turpitude. The Administrator shall have the sole and exclusive right to determine whether the Grantee has been discharged for cause for purposes of the Plan and the date of such discharge.

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(e)    Death of Holder. If a Grantee dies while in the Corporation's or any of its subsidiaries' employ or while rendering consulting or other services to the Corporation or to any of its subsidiaries, an option shall be exercisable within twelve months after the date of death, but in no event after the stated expiration date thereof, by the person or persons ("successors") to whom the Grantee's rights pass under will or by the laws of descent and distribution or by transferees of the Grantee, as the case may be, but only to the extent that the holder was entitled to exercise the option at the date of death. An option may be exercised (and payment of the option price made in full) by the successors or transferees only after written notice to the Corporation, specifying the number of shares to be purchased or rights to be exercised. Such notice shall comply with the provisions of Section 5(e).

(f)    Employment Agreement Provisions. Notwithstanding anything to the contrary in this Section 6, the provisions in an employee's employment agreement with the Corporation or any of its subsidiaries relating to vesting and exercise of options upon such employee's termination, resignation, disability or death shall control the vesting and exercise of the options granted to such employee.

7.    Certain Adjustments.

(a)    Capital Adjustments. Except as limited by Section 422 of the Code, the aggregate number of shares of Common Stock subject to the Plan, the number of shares covered by outstanding options, and the price per share stated in such options shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt by the Corporation of consideration therefor in money, services or property.

(b)    Corporate Reorganizations. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue, or any combination thereof, or upon a sale of substantially all of the property of the Corporation to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Corporation then outstanding by another corporation or by a group of persons who are required to file a Form 13D under the Exchange Act, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan or for the assumption of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall

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have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganizations," not yet be exercisable.

8.    Compliance With Legal Requirements.

(a)    For Investment Only. If, at the time of exercise of an option, there is not in effect as to the option shares being purchased a registration statement under the Securities Act of 1933, as amended (or any successor statute) (collectively, the "1933 Act"), then the exercise of that option shall be effective only upon receipt by the Corporation from the Grantee (or Grantee's legal representatives or heirs) of a written representation that the option shares are being purchased for investment and not for distribution.

(b)    Listing and Registration of Option Shares. Any Option granted under the Plan shall be subject to the requirement that if at any time the Administrator shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

(c)    Compliance with Section 16 of the Securities Exchange Act of 1934. It is the intention of the Corporation that the Plan and options hereunder satisfy and be interpreted in a manner, that, in the case of Grantees, satisfies the applicable requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subject to avoidable liability thereunder. If any provision of the Plan or of any option agreement would otherwise frustrate or conflict with the intent expressed in this Paragraph 8(c), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to any person who is subject to Section 16 of the Exchange Act. Unless exempted by the Administrator, if an officer or director who is subject to the provisions of Section 16(b) of the Exchange Act exercises an option within six months of the grant of such option, the shares acquired upon exercise of such option may not be disposed of until six months after the date of grant of such option.

(d)    Compliance with Code Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any option granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable option agreement, the option agreement evidencing such option shall incorporate the terms and conditions necessary for such option to avoid the consequences

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described in Code Section 409A(a)(1), and to the maximum extent permitted under applicable law (and unless otherwise stated in the applicable option agreement), the Plan and the option agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Code Section 409A (whenever issued, the "Guidance"). Notwithstanding anything to the contrary in this Plan (and unless the option agreement provides otherwise, with specific reference to this sentence), to the extent that a Grantee holding an option that constitutes "deferred compensation" under Code Section 409A and the Guidance is a "specified employee" (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six months following the date of such Grantee's "separation from service" (as defined in Code Section 409A and the Guidance) or, if earlier, the date of the Grantee's death.

9.     Application Of Funds.

The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

10.     Withholding Of Taxes.

At the time of exercise of an option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the Grantee shall remit to the Corporation in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the Grantee's (i) tendering to the Corporation previously owned shares of stock or other securities of the Corporation with a fair market value equal to the required amount, or (ii) agreeing to have shares of common stock (with a fair market value equal to the required amount) which are acquired upon exercise of the option withheld by the Corporation, subject to the following limitations:

(a)    Any election pursuant to clause (ii) above by a Grantee subject to Section 16 of the Exchange Act shall either (x) be made at least six months before the Tax Date and shall be irrevocable; or (y) shall be made in (or made earlier to take effect in) any 10-day period beginning on the third business day following the date of release for publication of the Corporation's quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the option shall be held at least six months prior to the Tax Date.

(b)    Any election pursuant to clause (i) above, where the Grantee is tendering shares issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

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Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the option by the optionee or for any other reason. Any securities tendered or withheld in accordance with this Section 10 shall be valued by the Corporation as of the Tax Date.

11.    Expenses Of Administration Of Plan.

All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or one or more of its subsidiaries.

12.    Governing Law.

Without regard to the principles of conflicts of laws, the laws of the State of Minnesota shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

13. Inspection Of Plan.

A copy of this Plan, and any amendments thereto or modification thereof, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

14.    Nonexclusivity Of The Plan.

The adoption of the Plan shall not be construed as creating any limitations on the power of the Corporation to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

Dated as of the 8th day of January, 2008.

ISORAY, INC.,
a Minnesota corporation

By:  /s/ Roger Girard

Roger Girard
Chief Executive Officer

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Appendix 2
Compensation Committee Charter

Purpose

The purpose of the Compensation Committee (the "Committee") shall be as follows:

1.    To determine, or recommend to the Board of Directors for determination, the compensation for the Chief Executive Officer (the "CEO") of the Company.

2.    To determine, or recommend to the Board of Directors for determination, the compensation for all officers of the Company other than the CEO.

3.    To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and other regulatory bodies.

Composition

The Committee shall consist of two members of the Board of Directors, each of whom is not an officer of the company.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

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All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Officers and Directors

1.    Establish and review the overall compensation philosophy of the Company.

2.    Review and approve the Company's corporate goals and objectives relevant to the compensation for the CEO and other officers, including annual performance objectives.

3.    Evaluate the performance of the CEO and other officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

4.    In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.    In connection with executive compensation programs, the Committee should do the following:

►	Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

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►	Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

►	Establish and periodically review policies for the administration of executive compensation programs; and

►	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.    Establish and periodically review policies in the area of senior management perquisites.

7.    Consider policies and procedures pertaining to expense accounts of senior executives.

8.    Review and recommend to the full Board of Directors compensation of directors as well as directors' and officers' indemnification and insurance matters.

9.    Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control agreements, severance agreements, or termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

10.    Review and make recommendations to the Board of Directors with respect to, or approve, the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

11.    Review and make recommendations to the full Board of Directors, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company's shareholders.

12.    Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company's equity-based plans.

13.    Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

14.    Review and monitor employee pension, profit sharing, and benefit plans.

15.    Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a compensation consultant is retained, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

Reports

16.    Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations of the SEC and other applicable regulatory bodies.

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17.    Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

18.    Maintain minutes or other records of meetings and activities of the Committee.

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IsoRay

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Dwight Babcock*	☐	☐	02 - Roger E. Girard*	☐	☐	03 - Robert R. Kauffman*	☐	☐
04 - Thomas C. LaVoy*	☐	☐	05 - Albert Smith*	☐	☐	06 - David J. Swanberg*	☐	☐

*Each to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and qualified.

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 0 1 6 1 6 8 2

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

IsoRay

Proxy — ISORAY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Roger E. Girard and David J. Swanberg, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock and Series B Preferred Stock of IsoRay, Inc. (the "Company") that the undersigned is entitled to vote at the 2008 Annual Meeting of Shareholders of the Company, to be held at 3000 George Washington Way, Auditorium Room, Richland, Washington 99354, on Wednesday, February 20, 2008, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated below.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by (1) giving written notice to David J. Swanberg, Corporate Secretary, 350 Hills Street, Suite 350, Richland, Washington 99354, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the Annual Meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE